Debtor:      Unitel Video et al.                                 ACCRUAL BASIS-1

Case No.:    99-2979 (PJW)

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3
                            MONTHLY OPERATING REPORT
                      for the month ending October 31, 1999

================================================================================

                                        Document      Previously    Explanation
Required Attachments:                   Attached      Submitted      Attached

1. Tax Receipts                            ( )           ( )            (X) (To be provided in
                                                                             subsequent report)
2. Bank Statements                         (X)           ( )            ( )

3. Most recently filed
   Income Tax Return                       ( )           (X)            ( )

4. Most recent Annual Financial            ( )           (X)            ( )
   Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Ira Glazer                                 CONSULTANT for Unitel Video
--------------------------------------         ---------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE


/s/ Ira Glazer                                             12/13/99
--------------------------------------         ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:

/s/ Sandra Brethauer                                     Accountant
--------------------------------------         ---------------------------------
SIGNATURE OF PREPARER                                       TITLE


/s/ Sandra Brethauer                                       12/13/99
--------------------------------------         ---------------------------------
PRINTED NAME OF PREPARER                                     DATE

All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                                INCOME STATEMENT

                                                                    ========================================
                                                                                                   2-month
                                                                       Sep-99        Oct-99         Total
============================================================================================================
Revenues                                                            $ 2,365,691   $ 2,134,301    $ 4,499,992
------------------------------------------------------------------------------------------------------------

============================================================================================================
Cost of Sales
------------------------------------------------------------------------------------------------------------
    Rent                                                            $   148,817   $   151,527    $   300,344
------------------------------------------------------------------------------------------------------------
    Payroll                                                         $   354,647   $   422,958    $   777,605
------------------------------------------------------------------------------------------------------------
    Equipment leases                                                $    35,726   $    23,144    $    58,870
------------------------------------------------------------------------------------------------------------
    Other COGS                                                      $   538,898   $   641,690    $ 1,180,588
------------------------------------------------------------------------------------------------------------
    Total COGS                                                      $ 1,078,088   $ 1,239,319    $ 2,317,407
------------------------------------------------------------------------------------------------------------

============================================================================================================
Operating Expenses
------------------------------------------------------------------------------------------------------------
    Officer/insider compensation                                    $    74,173   $    72,250    $   146,423
------------------------------------------------------------------------------------------------------------
    Overhead payroll                                                $    76,799   $    52,397    $   129,196
------------------------------------------------------------------------------------------------------------
    Insurance                                                       $     6,726   $    10,216    $    16,942
------------------------------------------------------------------------------------------------------------
    Other SG&A                                                      $    84,473   $    82,651    $   167,124
------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                                        $   242,171   $   217,514    $   459,685
------------------------------------------------------------------------------------------------------------

============================================================================================================
Gain on sale of equipment                                           $    25,000   $        --    $    25,000
------------------------------------------------------------------------------------------------------------

============================================================================================================
Depreciation & Amortization                                         $   428,747   $   428,352    $   857,099
------------------------------------------------------------------------------------------------------------

============================================================================================================
Interest expense                                                    $   287,112   $   283,060    $   570,172
------------------------------------------------------------------------------------------------------------

============================================================================================================
Reorganization expenses
------------------------------------------------------------------------------------------------------------
    Professional fees (Kaye Scholer, Getzler, Heller, Houlihan-L)   $   252,832   $   321,233    $   574,065
------------------------------------------------------------------------------------------------------------
    U.S. Trustee fees                                               $     1,000                  $     1,000
------------------------------------------------------------------------------------------------------------
    Total Reorganization Expenses                                   $   253,832   $   321,233    $   575,065
------------------------------------------------------------------------------------------------------------

============================================================================================================
Net Profit (loss)                                                   $   100,741   $  (355,177)   $  (254,436)
============================================================================================================

Notes:

Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion

Interest expense includes many equipment leases

UNITEL VIDEO, INC.         OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

===============================================================================
                                  BALANCE SHEET
===============================================================================

Cash                                                               $    138,050
Net accounts receivable                                            $  3,526,743
Prepaid corporate tax & expenses, deferred tax asset               $    521,127
-------------------------------------------------------------------------------
Total Current Assets                                               $  4,185,920
-------------------------------------------------------------------------------

PP&E                                                               $ 92,693,723
Accumulated depreciation                                           $ 52,057,551
-------------------------------------------------------------------------------
Net PP&E                                                           $ 40,636,172
-------------------------------------------------------------------------------

Deferred taxes                                                     $  2,157,058

Other Assets                                                       $  1,955,546

Goodwill                                                           $  1,421,743

===============================================================================
Total Assets                                                       $ 50,356,439
===============================================================================

Prepetition accounts payable                                       $  7,729,961
Postpetition accounts payable                                      $    402,057
Accrued expenses                                                   $  3,264,042
Payroll & related expense                                          $    739,386
Current maturity of secured long-term debt                         $ 16,666,350
Current maturity of unsecured long-term debt                       $  1,068,054
-------------------------------------------------------------------------------
Total current liabilities                                          $ 29,869,850
-------------------------------------------------------------------------------

Secured long-term debt                                             $ 19,657,704
Unsecured long-term debt                                           $  1,259,753
Accrued retirement expense                                         $    917,276
-------------------------------------------------------------------------------
Long-term liabilities                                              $ 21,834,733
-------------------------------------------------------------------------------

Common stock                                                       $     26,755
Add'l paid-in capital                                              $ 27,286,352
Treasury stock                                                     $ (7,645,089)
Retained earnings                                                  $(20,851,417)
YTD Income/loss                                                    $   (164,746)
-------------------------------------------------------------------------------
Total stockholders' equity                                         $ (1,348,145)
-------------------------------------------------------------------------------

===============================================================================
Total liabilities & stockholders' equity                           $ 50,356,438
===============================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

=========================================================================================================================
   CASH RECEIPTS AND                                                                                            October
   DISBURSEMENTS                            Payroll            NY             Mobile         Petty Cash          Total
=========================================================================================================================
 1 Cash-Beginning of Month                 $  22,055      $    64,956        $  22,493        $ 56,889        $   166,393

   RECEIPTS
 2 Cash Sales                                             $    29,521                                         $    29,521
 3 Accounts Receivable Collections                                                                            $        --
 4 Loans & Advances                        $      --      $ 1,074,173        $ 280,202                        $ 1,354,375
 5 Sale of Assets                                                                                             $        --
 6 Lease & Rental Income                                                                                      $        --
 7 Wages                                                                                                      $        --
 8 Other-Transfers between accounts        $ 322,366      $  (321,113)                        $ (6,389)       $    (5,136)

 9 Total Receipts(Total Lines 2-8)         $ 322,366      $   782,581        $ 280,202        $ (6,389)       $ 1,378,760

   DISBURSEMENTS
10 Net Payroll                             $ 198,647      $   142,777                                         $   341,424
11 Payroll Taxes                           $  87,126      $    89,250                                         $   176,376
12 Sales, Use & Other Taxes Paid                          $        35                                         $        35
13 Inventory Purchases                                    $        --                                         $        --
14 Mortgage Payments                                      $        --                                         $        --
15 Other Secured Note Payments                            $        --                                         $        --
16 Rental & Lease Payments                                $   136,217        $  46,560                        $   182,777
17 Utilities                                              $    91,755        $  18,251                        $   110,006
18 Insurance                               $  45,621      $    23,924        $   4,767                        $    74,312
19 Vehicles Expenses                                      $        --                                         $        --
20 Travel                                                 $     8,336        $  15,492                        $    23,828
21 Entertainment                                          $        --                                         $        --
22 Repairs & Maintenance                                  $    91,540        $     540                        $    92,080
23 Supplies                                                                                                   $        --
24 Advertising                                                                                                $        --
25 Household Expenses                                                                                         $        --
26 Charitable Contributions                                                                                   $        --
27 Gifts                                                                                                      $        --
28 Other (Attach List)                     $  12,909      $   127,172        $ 195,184        $ (5,000)       $   330,265

29 Total Lines 10-28                       $ 344,303      $   711,006        $ 280,794        $ (5,000)       $ 1,331,103
   REORGANIZATION EXPENSES
30 Professional Fees                                                                                          $        --
31 U.S. Trustee Fees                                      $     1,000                                         $     1,000
32 Other - Investment Banker Fees                         $    75,000                                         $    75,000

33 Total Lines 30-32                       $      --      $    76,000        $      --        $     --        $    76,000

34 Total Disbursements (Line 29-33)        $ 344,303      $   787,006        $ 280,794        $ (5,000)       $ 1,407,103

35 Net Cash Flow (Line 9- Line 34)         $ (21,937)     $    (4,425)       $    (592)       $ (1,389)       $   (28,343)

36 Cash-End of Month (Line 1 + Line 35)    $     118      $    60,531        $  21,901        $ 55,500        $   138,050
=========================================================================================================================

=========================================================================================================================
28 OTHER CASH DISBURSEMENTS
                                            Payroll            NY              Mobile        Petty Cash           Total
=========================================================================================================================
   Security                                               $    18,592                                         $    18,592
   Equipmement Rental                                     $    18,967        $  10,022                        $    28,989
   Shipping, Postage & Messenger                          $       812        $   9,226                        $    10,038
   Bank Charges                                           $       956        $      48                        $     1,004
   Freelancers                                            $    65,579        $  14,809                        $    80,388
   Corporate Income Tax                                   $        --                                         $        --
   401K                                    $  12,909      $    15,435                                         $    28,344
   Perdiems, Airfare, Hotels                                                 $ 103,035        $ (5,000)       $    98,035
   Equipment R&M, Truck Rentals, Fuel                     $        --        $  45,474                        $    45,474
   Miscellaneous                                          $     6,831        $  12,570        $     --        $    19,401

   Total Other Cash Disbursements          $  12,909      $   127,172        $ 195,184        $ (5,000)       $   330,265
=========================================================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

=======================================================================
                         UNITEL OPERATING ACCOUNT
=======================================================================

DISBURSEMENTS:                                               TOTAL:
#8082 10/1        Liman Video                               $    620.00
#8083 10/1        Burns Security                            $  3,366.08
#8084 10/1        Petty Cash                                $    250.00
#8085 10/1        Central Parking Systems                   $    175.00
#8086 10/4        Camera Service Center                     $     84.00
10/4              Bank Charges                              $    303.11
#8087 10/5        AD Winston                                $  2,435.63
#8088 10/5        ASL-Freelance                             $  1,856.26
#8089 10/5        LRED-Cleaning                             $  7,001.61
#8090 10/5        Liman-Equip Rentals                       $  2,970.00
#8091 10/5        Rapid Parking                             $    195.00
#8092 10/6        NYC Lite                                  $  3,616.63
#8093 10/7        Commerical Claims                         $    350.00
#8094 10/7        Donald Reynolds-messenger                 $    388.00
#8095 10/7        Viking Office Supplies                    $    250.59
#8096 10/7        AD Winston-Airconditioning                $  2,920.00
#8097 10/7        American Honda-Auto lease                 $    553.05
#8098 10/7        ADT Security                              $  2,801.28
#8099 10/7        Columbus Hardware                         $    204.71
#8100 10/7        GDS-Equip repairs                         $  5,870.00
#8101 10/7        Quinn & Feiner-Airconditioning            $  4,910.39
#8102 10/7        Samuel Phillips                           $    350.00
#8103 10/7        Burns Security                            $    876.83
#8104 10/7        Rabbit Productions                        $  1,500.00
#8105 10/8        ASL                                       $  2,985.00
#8106 10/8        Burns                                     $  3,541.09
#8107 10/8        Lenoble                                   $    253.30
#8108 10/8        Time Equities                             $ 21,419.16
#8109 10/8        SL Green                                  $  6,109.17
#8110 10/8        American Honda                            $     25.00
#8111 10/12       Cinevision                                $    243.56
#8112 10/12       Bexel                                     $  1,500.00
#8113 10/12       Liman                                     $  1,115.00
#8114 10/12       Fidelity-401k                             $ 15,434.97
#8115 10/12       Rich & Famous                             $    660.00
#8116 10/12       Snow Bird                                 $     89.30
#8117 10/12       Edward S. Gordon                          $  1,840.25
#8118 10/12       ASL                                       $  1,890.00
#8119 10/12       Edward S. Gordon                          $ 26,250.00
#8120 10/12       Edward S. Gordon                          $ 26,250.00
#8121 10/12       Guild Signs                               $  9,417.75
#8122 10/12       LRED                                      $  7,107.70
#8123 10/12       Scharff Weisburg                          $    200.88
#8124 10/12       Waterfront Communications                 $  2,400.00
#8125 10/12       UNUM Life Ins                             $  2,014.91
#8126 10/12       Zurich Insurance                          $  1,271.98
#8127 10/12       Guardian                                  $  3,057.69
#8128 10/12       UNUM Life Ins                             $ 14,090.45
#8129 10/14       SL Green-Rent                             $  6,109.17
#8130 10/14       Educational Broadcasting-rent             $ 35,833.33
#8131 10/14       Hilson-rent                               $ 35,495.50
#8132 10/14       Time Equities-rent                        $  8,741.22
#8133 10/14       Time Equities-rent                        $ 20,670.26
10/15             Bank Charges                              $    653.09
#8134 10/15       M. Epstein                                $  1,324.90
#8135 10/15       A-1 Fire Protection                       $    421.09
#8136 10/15       Bunn Coffee Service                       $    228.21
#8137 10/15       Dover Elevator                            $  1,133.41
#8138 10/15       Die Rite                                  $    649.50
#8139 10/15       GDS                                       $  6,159.50
#8140 10/15       Janovic                                   $    928.40
#8141 10/15       Production Arts                           $    525.00
#8142 10/15       Quinn & Feiner                            $  1,199.73
#8143 10/15       TW Smith                                  $     70.80
#8144 10/15       Tasos                                     $    151.30
#8146 10/15       Rabbit Productions                        $  1,573.49
#8147 10/15       Quinn & Feiner                            $    159.30
#8148 10/15       Scharff Weisburg                          $    112.50
#8149 10/19       HG Enterprises-Insurance                  $  3,490.00
#8150 10/20       AD Winston                                $  4,686.00
#8151 10/20       Bavaro Carting                            $    746.21
#8152 10/20       Bunn Coffee Service                       $     64.63
#8153 10/20       Burns Int'l                               $  3,707.42
#8154 10/20       Con Edison                                $ 29,484.94
#8155 10/20       Con Edison                                $ 20,672.47
#8156 10/20       Con Edison                                $ 10,232.46
#8157 10/20       Con Edison                                $  9,899.87
#8158 10/20       Con Edison                                $  2,036.27
#8159 10/20       Con Edison                                $  7,845.57
#8160 10/20       Con Edison                                $  1,080.80
#8161 10/20       Con Edison                                $  8,104.34
#8162 10/20       GDS Video Corp                            $  2,257.75
#8163 10/20       LRED                                      $  7,303.63
#8164 10/20       Leitch Video                              $  3,225.00
#8165 10/20       Liman                                     $  1,980.00
#8166 10/20       M.Epstein                                 $    818.00
#8167 10/20       McMaster                                  $    134.87
#8168 10/20       NYC Lite                                  $  1,500.00
#8169 10/20       NYC Dept                                  $     90.00
#8170 10/20       Tasos                                     $    205.00
#8171 10/20       Vip Prompting                             $    695.00
#8172 10/20       Xytech Systems                            $    793.75
#8173 10/20       NYS Sales Tax                             $     35.04
10/20 WT          Houlihan Lokey                            $ 75,000.00
#8175-8211 10/21  T&E                                       $  8,336.04
#8213 10/21       Petty Cash                                $    289.85
#8214 10/21       Petty Cash                                $    132.59
#8215 10/21       Donald Reynolds-Messenger                 $    424.00
#8217 10/21       US Trustees-Chapter 11                    $  1,000.00
#8219 10/21       Barbara Rider-Editel Bldg                 $    600.00
#8213 10/21       Viking -Office Supplies                   $    321.85
#8221 10/27       Burns Security                            $  3,814.41
#8222 10/27       Columbus Hardware                         $    103.88
#8223 10/27       LRED                                      $  7,199.71
#8224 10/27       M Epstein                                 $    818.00
#8225 10/27       Philips Digital                           $    203.13
#8226 10/27       Safeway Security                          $     64.95
#8227 10/28       M Epstein                                 $    148.20
#8228 10/28       Columbus Hardware                         $    295.75
#8229 10/29       GDS                                       $ 11,118.00
#8230 10/29       McKinney Welding                          $     41.14
#8231 10/29       Production Arts                           $    900.00
#8232 10/29       Quinn & Feiner                            $  3,667.65
#8233 10/29       ASL                                       $  1,800.00
#8234 10/29       AD Winston                                $    110.96
#8235 10/29       AD Winston                                $    340.99
#8236 10/29       ADP                                       $  2,913.99

Total Disbursements                                         $555,889.14

Net Payroll                                                 $142,777.00
Payroll Taxes                                               $ 89,250.00

Total NY Disbursements                                      $787,916.14
=======================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

====================================================================================================
                                   MELLON CHECKBOOK RECONCILIATION
====================================================================================================

CHECK     DATE          VENDOR                                                              AMOUNT
====================================================================================================
41094     10/4/99   Cash/PC                    PerDiem                          $340.00    $9,205.00
41095     10/4/99   Sony Electronics           Tape Stock                                    $871.50
41096     10/5/99   Leff Electronics           COD Truck Equipment                           $535.74
41097     10/5/99   Sony Electronics           Tape Stock                                    $581.00
41098     10/6/99   Paul Kendall               Accountable                                 $1,500.00
41099     10/6/99   Ryder                      Truck Rentals                               $4,257.98
41100     10/6/99   Hallie Lieberman           Petty Cash                                  $2,000.00
41101     10/7/99   Sachtler                   COD Parts                                      $27.75
41102     10/7/99   Petty Cash                 Accountable/Perdiem                         $9,606.41
41103     10/7/99   Economy Electric           COD Phase Outlet                               $76.00
41108     10/7/99   Duquesne Light             Electric                                    $3,063.63
41109     10/7/99   MCI                        Phone                                       $5,489.15
41110     10/7/99   Pagenet                    Pagers                                        $494.24
41111     10/7/99   Performance Lighting       Equipment Rental                              $345.00
41112     10/7/99   Rollins                    Tractor Leases                              $2,288.72
41113     10/7/99   Route 60                   Truck Repairs                                 $994.65
41114     10/7/99   Skytel                     Pagers                                        $895.79
41115     10/7/99   Systems Wireless           Equipment                                     $350.00
41116     10/7/99   Textron                    Floor Scrubber Lease                          $299.82
41117     10/7/99   Travel Technology          Airline Tickets                            $10,000.00
41118     10/7/99   TW Smith                   Hydrogen                                       $45.47
41119     10/7/99   US Air                     PDQ Shipping                                  $124.00
41120     10/7/99   Worldcom                   Phones                                      $1,695.75
41104     10/8/99   Luis Mendoza               Office Cleaning                               $270.00
41105     10/8/99   Robert Murrell             Freelance Driver                            $1,200.00
41106     10/8/99   Crystal Springs            Water                                         $108.80
41107     10/8/99   Frank Rainey               Mileage                                        $68.40
41121     10/8/99   SOS Global Express         Shipping                                    $3,825.40
41122    10/11/99   Ted Bolish                 Freelance Driver                              $600.00
41123    10/11/99   Yellott Canby              Freelance Driver                            $1,600.00
         10/12/99   Wire Transfer Fee                                                         $12.00
41131    10/13/99   All Phase Electric Supply  Bulbs                                          $57.37
41132    10/13/99   Arrowhead Mountain         Water Burbank                                  $38.76
41133    10/13/99   AT&T                       Cell Phones                                    $78.87
41134    10/13/99   Bell Atlantic              Phone                                         $326.32
41135    10/13/99   Bexel                      Equipment Rental                            $2,375.00
41136    10/13/99   Blue Cross of CA           Burbank Hayes/Healy                           $977.00
41137    10/13/99   Broadcast Video Rentals    Equipment Rental                              $672.00
41138    10/13/99   BFI                        Garbage Pick up                               $249.14
41139    10/13/99   Bruce Plastics             Pgh Rent                                    $8,860.00
41140    10/13/99   Burbank PSD                Electric                                      $827.67
41141    10/13/99   Chem Dry                   Truck Cleaning                                $272.00
41142    10/13/99   Cody Cleaning              Office Leaning Burbank                        $580.85
41143    10/13/99   Duke City                  Equipment Rental                              $595.00
41144    10/13/99   Federal Express            Shipping                                      $110.50
41145    10/13/99   GAB                        Burbank Rent                               $14,000.00
41146    10/13/99   Metrocall                  Burbank Pagers                                $171.58
41147    10/13/99   Marcus Cable               Calbe Burbank                                  $79.14
41148    10/13/99   National Rental Car        Auto Rentals                                $2,984.35
41149    10/13/99   Pitney Bowes               Postage Burbank                               $288.87
41150    10/13/99   Pitney Bowes               Copier Burbank                                $317.17
41151    10/13/99   Praxair                    Equipment Rental                               $39.46
41152    10/13/99   Rollins                    Tractor Leases                              $1,321.62
41153    10/13/99   Rossi Delivery             Shipping                                      $520.00
41154    10/13/99   Ryder                      Tractor Leases                              $4,354.69
41155    10/13/99   Rentokil                   Plant service Burbank                         $120.30
41156    10/13/99   Southern CA Gas            Gas                                             $3.07
41157    10/13/99   Travel Technology          Airline Tickets                            $10,000.00
41158    10/13/99   UPS                        Shipping                                      $582.32
41159    10/13/99   UPS                        Shipping                                       $14.22
41160    10/13/99   Youth Sports Net/Pony L    Reimburse Sales Overpay                     $4,395.00
41161    10/13/99   Zee Medical                Trucks Medical Supplies                        $55.08
41162    10/13/99   Allied                     Office Supplies                               $152.89
41124    10/13/99   IBEW Local #385            Union Dues                                  $3,790.48
41125    10/13/99   Vega                       COD Parts                                     $120.24
41126    10/14/99   Paper Products             COD Gaffer/White Tape                         $937.44
41127    10/14/99   Petty Cash                 Per Diem                                   $13,665.00
41128    10/14/99   Mike Will                  Freelance Driver                            $1,600.00
41129    10/14/99   SOS Global Express         Shipping                                      $637.00
41130    10/14/99   Leff Electronics           COD PArts                                     $479.74
41163    10/15/99   Luis Mendoza               Office Cleaning                               $135.00
41164    10/15/99   Commercial Truck & Trailer Red Truck Repair                            $2,098.16
41165    10/15/99   Robert Murrell             Freelance Driver                              $600.00
41166    10/15/99   NYC Dept of Finance        Parking Ticket BT1                             $55.00
41055    10/18/99   Pa Turnpike Commission     VOID CHECK                                   ($831.49)
41167    10/18/99   Vincent Lighting           COD Equipment                                 $230.00
41168    10/18/99   Fontastics                 CIA Equipment Rental                        $1,260.00
         10/18/99   Wire Transfer Fee                                                         $12.00
41169    10/19/99   Leff Electronics           COD Parts                                      $88.80
41170    10/20/99   Chris Dahl                 Reimburse Expense Rpt                          $67.01
41171    10/20/99   McMaster Carr              COD Parts                                     $116.45
41172    10/20/99   Petty Cash                 PC/PerDiem/Account                          $3,420.00
41173    10/21/99   Telecast Fiber             Repair Fiber                                  $350.00
41176    10/21/99   Blachly William Keith      Reimburse 8/31 Expenses                       $111.00
41176    10/21/99   Blachly William Keith      VOID CHECK                                   ($111.00)
41177    10/21/99   Richard Clouser            Reimburse 8/31 Expenses                     $3,304.29
41178    10/21/99   Kevin Hayes                Reimburse Expenses                            $661.45
41179    10/21/99   Joseph Heck                Reimburse 8/31 Expenses                        $69.70
41180    10/21/99   Jones Michael              Reimburse 8/31 Expenses                     $1,701.18
41180    10/21/99   Jones Michael              VOID CHECK                                 ($1,701.18)
41181    10/21/99   Terry Kulchar              Reimburse 8/31 Expenses                        $59.60
41182    10/21/99   Roy Otake                  Reimburse 8/31 Expenses                       $434.87
41183    10/21/99   Peggs Lynn                 Reimburse 8/31 Expenses                        $59.81
41183    10/21/99   Peggs Lynn                 VOID CHECK                                    ($59.81)
41184    10/21/99   Will James                 Reimburse 8/31 Expenses                       $413.60
41184    10/21/99   Will James                 VOID CHECK                                   ($413.60)
41185    10/21/99   Keith Blachly              Reimburse 8/31 Expenses                       $111.00
41186    10/21/99   Michael Jones              Reimburse 8/31 Expenses                     $1,701.18
41187    10/21/99   Lynn Peggs                 Reimburse 8/31 Expenses                        $59.81
41188    10/21/99   James Will                 Reimburse 8/31 Expenses                       $413.60
41189    10/21/99   Goerge Bielich             Reimburse 8/31 Expenses                       $119.89
41190    10/21/99   Ted Bolish                 Freelance Driver                              $900.00
41191    10/21/99   Ed Hajbura                 Reimburse 8/31 Expenses                     $1,915.16
41192    10/21/99   James McCourt              Reimburse 8/31 Expenses                       $242.76
41193    10/21/99   Luis Mendoza               Office Cleaning                               $270.00
41194    10/21/99   Maggie Milton              Reimburse 8/31 Expenses                       $233.99
41195    10/21/99   Robert Murrell             Freelance Driver                            $1,000.00
41196    10/21/99   Ron Stutzman               Freelance/Jeopardy                          $3,283.63
41206    10/21/99   Allen Industrial Supply    Cleaning Supply                                 $9.74
41207    10/21/99   AT&T                       Phone                                          $67.76
41208    10/21/99   AT&T                       Phone                                         $110.81
41209    10/21/99   Bell Atlantic              Phone                                       $1,076.28
41210    10/21/99   Bexel                      Equipment Rental                              $800.00
41211    10/21/99   Express One                Shipping                                      $402.30
41212    10/21/99   Federal Express            Shipping                                      $371.71
41213    10/21/99   Heid Pro Audio             Audio Equipment                             $1,897.35
41214    10/21/99   Nebraska Interstate        Permit                                          $3.50
41215    10/21/99   Orkin Exterminating        Exterminator Burbank                           $47.50
41216    10/21/99   Pitney Bowes               Postage Lease Burbank                         $147.19
41217    10/21/99   Pitney Bowes               Copier Lease Burbank                          $317.17
41218    10/21/99   Pacific Bell               Phone                                         $639.30
41219    10/21/99   Pa Turnpike Commission     Tolls                                       $1,120.45
41220    10/21/99   Rollins                    Tractor Leases                              $8,046.27
41221    10/21/99   Ryder                      Tractor Leases                              $8,372.61
41222    10/21/99   Travel Technology          Airline Tickets                            $10,000.00
41223    10/21/99   TW Smith                   Hydrogen                                        $8.61
41224    10/21/99   US Air                     PDQ Shipping                                   $62.00
41174    10/22/99   Mellon Bank                Cashiers Check for Sony                     $1,161.14
41175    10/22/99   Coit                       Red Carpet Cleaning                            $80.25
41197    10/22/99   Comtek                     COD Parts                                      $55.00
41198    10/22/99   SOS Global Express         Shipping                                      $541.45
41199    10/22/99   Fontastics                 CIA Equipment Rental                        $1,680.00
41200    10/22/99   Unitel Mobile-Burbank      Petty Cash Reimbursement                    $4,492.08
41200    10/22/99   Unitel Mobile-Burbank      VOID CHECK                                 ($4,492.08)
         10/22/99   Wire Tranfer Fee                                                          $12.00
41201    10/25/99   Glen Levine                Reimb for Router Output Board               $1,132.00
41202    10/26/99   PNC Bank                   To Open PNC Debit Card a/c                  $5,000.00
41203    10/26/99   Hallie Lieberman           Petty Cash replace 41200                    $4,492.08
41204    10/26/99   Tom Geren                  Reimburse 8/31 Expenses                       $364.83
41205    10/26/99   Kevin Hayes                Reimburse 8/31 Expenses                     $1,485.00
41225    10/26/99   Hugh Healy                 Reimburse 8/31 Expenses                        $81.00
41226    10/26/99   Gridley Quihuis            Reimburse 8/31 Expenses                       $268.30
41227    10/26/99   Ron Stutzman               Reimburse 8/31 Expenses                       $261.20
41228    10/26/99   Tracey Yokas               Reimburse 8/31 Expenses                       $250.04
41229    10/26/99   Leff Electronics           COD Equipment Parts                           $484.47
41230    10/27/99   Ramtronix                  COD Equipment                                 $747.05
41231    10/27/99   Kevin Hayes                Expenses 10/13                              $2,283.64
41232    10/27/99   PBCC                       Post Chapter 11 Copier/Postage              $1,971.60
41233    10/27/99   Petty Cash                 PerDiem                                     $9,565.00
41234    10/28/99   Leff Electronics           COD Parts                                     $488.00
41235    10/28/99   Scharff Weisberg           COD Equipment Parts                           $250.00
41241    10/28/99   Allied Office Products     Office Supplies                               $107.28
41242    10/28/99   Broadcast Video Rentals    Equipment Rental                              $595.00
41243    10/28/99   Bruce Plastics             Pgh Rent                                    $8,860.00
41244    10/28/99   Ted Bolish                 Freelance Driver                            $1,200.00
41245    10/28/99   Burbank PSD                Electric                                    $1,500.17
41246    10/28/99   Charter/ABS                Equipment Rental                            $1,024.65
41247    10/28/99   Express One                Shipping                                      $211.00
41248    10/28/99   Federal Express            Shipping                                       $22.86
41249    10/28/99   GAB                        Burbank Rent                               $14,840.00
41250    10/28/99   Hugh Healy                 Reimb Expenses                              $1,025.50
41251    10/28/99   Lineman Video Rental       Equipment Rental                              $675.00
41252    10/28/99   MCI                        Phone                                       $2,121.37
41253    10/28/99   Luis Mendoza               Office Cleaning                               $135.00
41254    10/28/99   Maggie Milton              Reimb Expenses                                $285.19
41255    10/28/99   Bob Murrell                Freelance Driver                              $150.00
41256    10/28/99   Bob Murrell                Freelance Driver                              $300.00
41257    10/28/99   Pacific Bell               Phones                                      $1,388.33
41258    10/28/99   Reserve Acc/Pitney Bowes   Postage for Meter                             $200.00
41259    10/28/99   Rollins                    Fuel Charges                                  $777.87
41260    10/28/99   Ryder                      Tractor Leases Fuel                         $4,489.77
41261    10/28/99   Frank Rainey               Reimb Expenses                                $128.55
41262    10/28/99   Ron Stutzman               Reimb Expenses                                $176.64
41263    10/28/99   Travel Technology          Airline Tickets                            $10,000.00
41264    10/28/99   Unocal                     Gasoline                                      $136.00
41265    10/28/99   Mike Will                  Freelance Driver                            $1,000.00
41219    10/21/99   Pennsylvania Turnpike Comm VOID CHECK                                 ($1,120.45)
41236    10/29/99   Pennsylvania Turnpike Comm Fare Charges                                  $904.50
41237    10/29/99   Donald Cunningham          Freelance                                   $1,225.00
41238    10/29/99   Sean O'Halloran            Freelance Maint                             $1,050.00
41239    10/29/99   SOS Global Express         Shipping                                    $1,925.50
         10/29/99   Wire Transfer Fee                                                         $12.00
         10/31/99   Bank Fees                                                                  $3.50
                                                                                         -----------
Total Disbursements October 1999                                                         $282,969.03
====================================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Closed
   BANK RECONCILIATIONS                          Account #1     Account #2     Account #3    Account #4
-------------------------------------------------------------------------------------------------------------------------
   A  BANK:                                        Fleet          Fleet          Mellon        Fleet
   B  ACCOUNT NUMBER:                           9417-544821    9415-859803      038-5545    9417-549227
   C  PURPOSE (TYPE)                              Payroll          A/P             A/P       Petty Cash

 1 Balance per Bank Statement                     58216.48      116236.65       101432.1              0
 2 Total Deposits Not Credited
 3 Outstanding Checks                              55615.8       55706.11       79530.66
 4 +/- Other reconciling items (Attach List)      -2482.98           0.01              0
 5 Month end balance per books                       117.7       60530.55       21901.44              0

 6 Number of last check written                       1480           8236          41239

-------------------------------------------------------------------------------------------------------------------------
                                                    Closed        Closed
   BANK RECONCILIATIONS                           Account #5    Account #6    Account #7     Account #8      Account #9
-------------------------------------------------------------------------------------------------------------------------
   A  BANK:                                      Wells Fargo   Wells Fargo      Mellon       Union BOC        PNC Bank
   B  ACCOUNT NUMBER:                            4159-405224   0290-519198     167-5894      0720089084     10-0959-6087
   C  PURPOSE (TYPE)                               Payroll         A/P        Petty Cash        A/P              A/P

 1 Balance per Bank Statement                    $      --     $       --     $       --     $   (10.00)    $  5,000.00
 2 Total Deposits Not Credited                   $      --     $       --     $       --     $       --     $        --
 3 Outstanding Checks                                                                        $       --     $        --
 4 +/- Other reconciling items (Attach List)                                  $25,000.00     $25,010.00     $        --
 5 Month end balance per books                   $      --     $       --     $25,000.00     $25,000.00     $  5,000.00

 6 Number of last check written

11 INVESTMENT ACCOUNTS - NONE

12 CURRENCY ON HAND                                                                                         $    500.00

13 TOTAL CASH-END OF MONTH                                                                                  $138,049.69
=========================================================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                        FLEET PAYROLL BANK RECONCILIATION
================================================================================

BALANCE PER BANK 10/31/99                                             $58,216.48

LESS O/S CHECKS                                                       $55,615.80

BOOK BALANCE                                                          $ 2,600.68

BOOK BALANCE                                                          $   117.70

DIFFERENCE                                                            $ 2,482.98

OUTSTANDING CHECK LIST:

                    CK #         Amount

                    1079       $   571.97
                    1141       $ 1,305.76
                    1346       $   483.71
                    1413       $   637.73
                    1446       $   466.57
                    1461       $   249.32
                    1465       $ 1,355.69
                    1466       $   608.32
                    1468       $ 1,316.27
                    1470       $   563.36
                    1471       $ 1,302.15
                    1472       $ 1,355.70
                    1479       $   344.13
Aetna               6137       $29,518.20
Aetna               6138       $ 1,622.99
Met Life            6139       $ 4,118.02
Zurich              6140       $ 1,062.42
Tribus              6141       $ 5,063.34
Unum                6142       $ 3,670.15

            Total              $55,615.80
================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
ACCOUNTS RECEIVABLE AGING
================================================================================
   0-30 days old                                                     $ 1,851,090
   31-60 days old                                                    $ 1,463,767
   61-90 days old                                                    $   272,707
   91+ days old                                                      $   149,302
   TOTAL ACCOUNTS RECEIVABLE                                         $ 3,736,866
   AMOUNT CONSIDERED UNCOLLECTIBLE                                   $    44,738
   ACCOUNTS RECEIVABLE (NET)                                         $ 3,692,128
================================================================================

======================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
================================================================================
                    0-30 DAYS   31-60 DAYS   61-90 DAYS   91+ DAYS       TOTAL
================================================================================
ACCOUNTS PAYABLE     $230,970    $171,087                              $ 402,057
================================================================================

========================================================================================================
STATUS OF POSTPETITION TAXES

========================================================================================================
                                 BEGINNING          AMOUNT                      ENDING TAX    DELINQUENT
                               TAX LIABILITY   WITHHELD/ACCRUED   AMOUNT PAID    LIABILITY       TAXES
========================================================================================================
FEDERAL
========================================================================================================
Withholding                                        $ 91,236         $ 91,236     $     --
FICA - Employee                                    $ 28,179         $ 28,179     $     --
FICA - Employer                                    $ 28,179         $ 28,179     $     --
Unemployment                                       $    204         $    204     $     --
Income
Other
========================================================================================================
Total Federal Taxes                                $147,797         $147,797     $     --
========================================================================================================
STATE & LOCAL
========================================================================================================
Withholding                                        $ 26,180         $ 26,180     $     --
Sales                                              $  1,616         $     35
Excise
Unemployment                                       $  2,399         $  2,399     $     --
Real Property                                      $     --         $ 20,796     $     --
Personal Property                                  $129,874         $     --     $129,874
Other - (Commercial Rent Tax)
========================================================================================================
TOTAL STATE AND LOCAL                              $160,069         $ 49,410     $129,874
========================================================================================================
TOTAL TAXES                                        $307,866         $197,207     $129,874
========================================================================================================

==========================================================================================
                          PAYMENTS TO INSIDERS AND PROFESSIONALS
==========================================================================================
==========================================================================================
                                         INSIDERS
==========================================================================================
                                                                              Cumulative
NAME                            Position    Type of Payment   Amount Paid   Unpaid Balance
==========================================================================================
Al Geisler                    Board Member        T&E          $   183.00
------------------------------------------------------------------------------------------
Barry Knepper                     CEO           Salary         $18,300.00
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                                     $18,483.00
==========================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                                  PROFESSIONALS
================================================================================
                    Type of    Date of Court Order   Amount   Amount  Total Paid
NAME             Professional  Authorizing Payment  Approved   Paid     to Date
================================================================================
Houlihan Lokey   Inv. Bankers                        $75,000  $75,000   $75,000

================================================================================

================================================================================
ADEQUATE PROTECTION PAYMENTS

================================================================================
                          SCHEDULED MONTHLY   AMOUNTS PAID    TOTAL UNPAID
    NAME OF CREDITOR        PAYMENTS DUE      DURING MONTH    POSTPETITION
================================================================================
Bear Stearns - mortgage       $111,000          $111,000
--------------------------------------------------------------------------------
Heller - term loan            $100,000          $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

================================================================================
QUESTIONNAIRE

                                                                    YES   NO
================================================================================
1.  Have any assets been sold or transferred outside the normal
    course of business this reporting period?                              X
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a
    debtor in possession account?                                          X
--------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes or loans)
    due from related parties?                                              X
--------------------------------------------------------------------------------
4.  Have any payments been made on prepetition liabilities this
    reporting period?                                                      X
--------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from
    any party?                                                       X
--------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                           X
--------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?           X
--------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                       X
--------------------------------------------------------------------------------
9.  Are any other postpetition taxes past due?                             X
--------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?         X
--------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting
    period?                                                                X
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                        X
================================================================================

================================================================================
INSURANCE                                                           YES   NO
================================================================================
1.  Are worker's compensation, general liability and other
    necessary insurance coverages in effect?                         X
--------------------------------------------------------------------------------
2.  Are all premium payments paid current?                           X
--------------------------------------------------------------------------------
3.  Please itemize policies below
================================================================================

================================================================================
                               INSURANCE POLICIES
================================================================================
 TYPE OF INSURANCE                     BROKER                   PAYMENT
--------------------------------------------------------------------------------
Directors & Officers    ARC Excess & Surplus, LLC -   $6,725 monthly through
Liability; Misc.        financing through AI Credit   3/00; expires 6/00
Professional
Liability; Pension
Trust Fiduciary
Liability
--------------------------------------------------------------------------------
Property Policy         FM Global -- financing         Down payment -- $34,449;
                        through AFCO                   7 installments of $11,849
--------------------------------------------------------------------------------
General liability;      SCS Agency                     9 payments of $10,113
auto disability;                                       commencing 12-3-99;
mobile liability;                                      disability through 10/00
foreign liability;
DICE; workers' comp
& two umbrella
liability policies
--------------------------------------------------------------------------------
Travel accident         HG Enterprises                 Renewed through 11/00
================================================================================

================================================================================
                                    PERSONNEL

================================================================================
                                                            FULL TIME  PART TIME
================================================================================
1.  Total number of employees at beginning of period            71         21
--------------------------------------------------------------------------------
2.  Number of employees hired during the period                  0         15
--------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the
    period                                                       4          0
--------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period       67         36
================================================================================

================================================================================
                                CHANGE OF ADDRESS

================================================================================
Mailing address has not changed

================================================================================

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 3

                                                              9417-544821

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      PAYROLL                        CY
      555 WEST 57TH STREET                              -----------------------
      SUITE 1240                                           Please remit to:
      NEW YORK NY 10019                                       FLEET BANK
                                    65 ENCLOSED ITEMS        Cash Reserve
                                                             PO Box 150456
                                                       Hartford, CT. 06115-0456


                                     detach

===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING        BALANCE        CREDITS            OLDER DEBITS         PAID        & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9417-544821    34055.08       322366.45            298205.05            .00            .00             58216.48
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-549821  COMMERCIAL CHECKING    PERIOD 10/01/99 THROUGH 10/29/99
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-07        703.31                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL      ADP - TAX
                                          991007 94K1H 100840B01
                                          UNITEL VIDEO INC
                                          019992808835149         CCD
10-15                    32,473.45        WIRE INTERNAL BOOK TRANS CR
                                          10/15/99 001434
                                          9999991015001434
                                          1999101500194NTR
                                          UNITEL VIDEO INC
10-21                   272,286.42        WIRE INTERNAL BOOK TRANS CR
                                          10/21/99 001297
                                          9999991021001297
                                          1999102100063NTR
                                          UNITEL VIDEO INC
10-21     87,125.92                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL      ADP - TAX
                                          991021 94K1H 102242A01
                                          UNITEL VIDEO INC
                                          019992942086000         CCD
10-21        703.31                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL ADP - TAX
                                          991021 94K1H 102242B02
                                          UNITEL VIDEO INC
                                          019992942085565         CCD

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 3

                                                              9417-544821

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      PAYROLL                        CY
      555 WEST 57TH STREET                              -----------------------
      SUITE 1240                                           Please remit to:
      NEW YORK NY 10019                                       FLEET BANK
                                                             Cash Reserve
                                                             PO Box 150456
                                                       Hartford, CT. 06115-0456


                                     detach
================================================================================

ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
      DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION
      10-22    125,356.65                       PREAUTHORIZED DDA DEBIT
                                                AUTOMATIC DA            PAYROLL
                                                422055 K1HA01231713238
                                                UNITEL VIDEO INC
                                                019992931765428         PPD
      10-27                   17,606.58         WIRE INTERNAL BOOK TRANS CR
                                                10/27/99 004788
                                                9999991027004788
                                                1999102700890NTR
                                                UNITEL VIDEO INC

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
10-12     1292          261.67      10-19      1430           223.58    10-12     1450          340.18
10-13     1329*         528.57      10-19      1431           515.83    10-13     1451          588.60
10-01     1351*         823.11      10-14      1432         1,201.92    10-14     1452          809.33
10-19     1388*         817.70      10-13      1433         1,087.31    10-12     1453          822.94
10-04     1408*         637.73      10-27      1434           275.27    10-26     1454        1,852.34
10-19     1412*         596.91      10-14      1435         1,466.44    10-26     1455          556.27
10-01     1416*         271.86      10-19      1436         1,478.72    10-25     1456          681.82
10-04     1417        1,031.21      10-18      1437           414.70    10-25     1457          886.10
10-05     1418          241.16      10-14      1438           621.60    10-27     1458          525.84
10-01     1419          344.12      10-21      1439           240.34    10-28     1459        1,617.37
10-12     1421*       1,957.58      10-13      1440           170.61    10-27     1460        1,134.47
10-19     1422          309.97      10-14      1441         1,456.43    10-27     1462*         638.24
10-13     1423          556.27      10-12      1442         1,921.94    10-26     1463        1,136.66
10-15     1424        1,810.45      10-14      1443         1,020.24    10-28     1464        1,823.33
10-12     1425          782.62      10-14      1444           345.01    10-26     1467*       1,120.22
10-12     1426          818.03      10-19      1445         1,412.97    10-25     1469*       1,440.07
10-13     1427        1,529.60      10-19      1447*        1,567.09    10-27     1473*         228.56
10-12     1428        1,253.91      10-13      1448         1,692.72    10-27     1474        1,584.64
10-15     1429          940.83      10-14      1449         1,670.54    10-27     1475        1,022.73

                                                                       CONTINUED

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 3

                                                              9417-544821

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      PAYROLL                        CY
      555 WEST 57TH STREET                              -----------------------
      SUITE 1240                                           Please remit to:
      NEW YORK NY 10019                                       FLEET BANK
                                                             Cash Reserve
                                                             PO Box 150456
                                                       Hartford, CT. 06115-0456


                                     detach
================================================================================

ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.    AMOUNT
10-28     1476          275.27      10-26      1480*        1,055.11    10-27     6135        567.00
10-27     1477        1,690.81      10-19      6133*          964.40    10-25     6136     12,909.08
10-27     1478          241.16      10-18      6134        13,506.76

            * DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE           BALANCE          DATE       BALANCE          DATE       BALANCE
10-01          32,615.99        10-14      7,098.52         10-22     73,872.26
10-04          30,947.05        10-15     36,820.69         10-25     57,955.19
10-05          30,705.89        10-18     22,899.23         10-26     52,234.59
10-07          30,002.58        10-19     15,012.06         10-27     61,932.45
10-12          21,843.71        10-21    199,228.91         10-28     58,216.48
10-13          15,690.03

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                       FLEET OPERATING BANK RECONCILIATION
================================================================================

BALANCE PER BANK 10/31/99                                           $116,236.65

LESS O/S CHECKS                                                     $ 55,706.11

ADJUSTED BANK BALANCE                                               $ 60,530.54
BOOK BALANCE 10/31/99                                               $ 60,530.55

DIFFERENCE                                                          $     (0.01)

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                    132 ENCLOSED ITEMS         FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach

================================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING        BALANCE        CREDITS            OLDER DEBITS         PAID        & OTHER FEES         BALANCE
----------------------------------------------------------------------------------------------------------------
9415-859803    249303.32      1115639.04           1248705.71           .00            .00             116236.65
----------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 10/01/99 THROUGH 10/29/99
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-01                   16,261.88         WIRE INCOMING FED
                                          10/01/99 007504
                                          9999991001007504
                                          28790
                                          MELLON BANK N.A.
10-01                    1,840.25         PREAUTHORIZED DDA CREDIT
                                          NDPS               NDPS DEP
                                          199909 8788000152756
                                          UNITED NY
                                          019992747604340               CCD
10-04                      866.00         PREAUTHORIZED DDA CREDIT
                                          NDPS               NDPS DEP
                                          199910 8788000152756
                                          UNITED NY
                                          019992777866848               CCD
10-04      213.21                         PREAUTHORIZED DDA DEBIT
                                          NDPS             NDPSSTLMNT
                                          199910 8788000152772
                                          UNITEL POST 38
                                          019992777866864               CCD
10-04       64.90                         PREAUTHORIZED DDA DEBIT
                                          NDPS             NDPSSTLMNT
                                          199910 8788000152756
                                          UNITEL NY
                                          019992777866863               CCD

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                                               FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-04        25.00                        PREAUTHORIZED DDA DEBIT
                                          NDPS             NDPSSTLMNT
                                          199910 8788000152798
                                          EDITEL-LA
                                          019992777866865               CCD
10-05          .65                        PREAUTHORIZED DDA DEBIT
                                          AMERICAN EXP     COLLECTION
                                          991005 6316930411
                                          UNITEL V1DEO631693041 1
                                          019992788139033               CCD
10-07                   286,428.25        WIRE INCOMING FED
                                          10/07/99 006556
                                          9999991007006556
                                          23361
                                          MELLON BANK N.A.
10-07    89,250.37                        PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL      ADP - TAX
                                          991007 94K1H 100840A02
                                          UNITEL VIDEO INC
                                          019992808835584               CCD
10-08   142,776.65                        PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA        PAYROLL
                                          402065 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019992798497823               PPD

10-12                    40,500.00        WIRE INCOMING FED
                                          10/12/99 008270
                                          9999991012008270
                                          29580
                                          MELLON BANK N.A.

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                                               FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-12                   17,391.36         PREAUTHORIZED DDA CREDIT
                                          AMERICAN EXP     SETTLEMENT
                                          991012 6316930411
                                          UNITEL VIDEO6316930411
                                          019992850051444               CCD
10-12                    4,852.50         PREAUTHORIZED DDA CREDIT
                                          AMERICAN EXP     SETTLEMENT
                                          991012 6316930411
                                          UNITEL VIDEO6316930411
                                          019992850032103               CCD
10-12                    4,500.00         PREAUTHORIZED DDA CREDIT
                                          NDPS               NDPS DEP
                                          199910 8788000152756
                                          UNITED NY
                                          019992850070888               CCD
10-12                      911.52         PREAUTHORIZED DDA CREDIT
                                          UNITEL VIDEO INC
                                          ACH CREDIT REVERSAL
10-13                    1,252.69         TR FROM 9417549227

10-14                    9,780.88         RET STOP PYMT CK
10-15                       70.36         PREAUTHORIZED DDA CREDIT
                                          NDPS               NDPS DEP
                                          199910 8788000152756
                                          UNITED NY
                                          019992881088857               CCD
10-15   32,473.45                         REPETITIVE IBT VIA PC
                                          10/15/99 001434
                                          9999991015001434
                                          1999101500194NTR
                                          unitel video inc payroll acct
10-15      653.09                         PRIOR MONTH SERVICE CHARGE

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 4 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                                               FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-18                  311,000.00         WIRE INCOMING FED
                                          10/18/99 006536
                                          9999991018006536
                                          21006
                                          MELLON BANK N.A.
10-20                  249,111.35         WIRE INCOMING FED
                                          10/20/99 006173
                                          9999991020006173
                                          24167
                                          MELLON BANK N.A.
10-20   75,000.00                         WIRE NON-REPETITIVE
                                          10/20/99 004112
                                          9999991020004112
                                          UNITEL VIDEO INC
                                          HOULIHAN LOKEY HOWARD AND ZUKI
10-21  272,286.42                         REPETITIVE IBT VIA PC
                                          10/21/99 001297
                                          9999991021001297
                                          1999102100063NTR
                                          UNITEL VIDEO INC
10-22                  120,297.00         WIRE INCOMING FED
                                          10/22/99 003975
                                          9999991022003975
                                          10076
                                          MELLON BANK N.A.

10-27   17,606.58                         REPETITIVE IBT VIA PC
                                          10/27/99 004788
                                          9999991027004788
                                          199910270O89ONTR
                                          UNITEL VIDEO INC PAYROLL

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 5 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                                               FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

10-29                   50,575.00         WIRE INCOMING FED
                                          10/29/99 008134
                                          9999991029008134
                                          28498
                                          MELLON BANK N.A.

-------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
-------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.      AMOUNT      DATE    CHECK NO.      AMOUNT
10-21     8125         2,014.91     10-05      8080        2,641.90     10-12     8104         1,500.00
10-04     7387*        1,192.88     10-05      8081          300.00     10-15     8105         2,985.00
10-13     7419*        3,181.74     10-04      8082          620.00     10-15     8106         3,541.09
10-06     7420         3,517.89     10-07      8083        3,366.08     10-19     8107           253.30
10-08     8029*       32,385.94     10-04      8084          250.00     10-13     8108        21,419.16
10-08     8030        20,247.98     10-06      8085          175.00     10-15     8109         6,109.17
10-05     8035*          876.83     10-08      8086           84.00     10-14     8110            25.00
10-04     8048*          553.05     10-07      8087        2,435.63     10-22     8111           243.56
10-05     8051*          185.04     10-13      8088        1,856.26     10-25     8112         1,500.00
10-06     8052            50.00     10-08      8089        7,001.61     10-18     8113         1,115.00
10-07     8059*        2,405.00     10-07      8090        2,970.00     10-18     8114        15,434.97
10-01     8064*        7,501.73     10-08      8091          195.00     10-15     8115           660.00
10-04     8065         1,800.00     10-08      8092        3,616.63     10-15     8116            89.30
10-01     8066           264.00     10-14      8093          350.00     10-19     8117         1,840.25
10-05     8067           500.00     10-13      8094          388.00     10-26     8118         1,890.00
10-07     8068        23,981.60     10-14      8095          250.59     10-19     8119        26,250.00
10-04     8069        51,109.60     10-13      8096        2,920.00     10-19     8120        26,250.00
10-05     8070         4,169.62     10-14      8097          553.05     10-15     8121         9,417.75
10-08     8072*        2,800.00     10-15      8098        2,801.28     10-18     8122         7,107.70
10-05     8073        16,261.88     10-15      8099          204.71     10-20     8123           200.88
10-04     8074         1,856.26     10-14      8100        5,870.00     10-19     8124         2,400.00
10-05     8075           235.25     10-12      8101        4,910.39     10-20     8126*        1,271.98
10-05     8077*          375.00     10-13      8102          350.00     10-20     8127         3,057.69
10-05     8079*        3,462.03     10-15      8103          876.83     10-20     8128        14,090.45

                                                                       CONTINUED

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 6 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      555 WEST 57TH STREET           CY
      SUITE 1240                                        -----------------------
      NEW YORK NY 10019                                     Please remit to:
                                                               FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                       Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/01/99 THROUGH 10/29/99

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
10-19     8129         6,109.17     10-26      8155        20,672.47    10-26      8182          10.00
10-22     8130        35,833.33     10-26      8156        10,232.46    10-25      8187*        186.63
10-18     8131        35,495.50     10-26      8157         9,899.87    10-28      8188         623.90
10-20     8133*       20,670.26     10-26      8158         2,036.27    10-28      8189          80.00
10-19     8134         1,324.90     10-26      8159         7,845.57    10-27      8190         725.65
10-22     8135           421.09     10-26      8160         1,080.80    10-27      8193*        764.57
10-21     8136           228.21     10-26      8161         8,104.34    10-25      8201*        377.26
10-25     8137         1,133.41     10-25      8162         2,257.75    10-27      8203*        399.00
10-25     8138           649.50     10-25      8163         7,303.63    10-28      8204         500.00
10-20     8139         6,159.50     10-22      8165*        1,980.00    10-28      8207*        184.00
10-20     8140           928.40     10-29      8166           818.00    10-26      8208          30.00
10-21     8141           525.00     10-26      8167           134.87    10-28      8209         970.93
10-20     8142         1,199.73     10-27      8168         1,500.00    10-27      8211*         41.00
10-21     8143            70.80     10-28      8170*          205.00    10-28      8213*        289.85
10-22     8144           151.30     10-28      8173*           35.04    10-28      8214         132.59
10-25     8146*        1,573.49     10-27      8175*          174.00    10-27      8215         424.00
10-20     8147           159.30     10-28      8177*          261.00    10-26      8217*      1,000.00
10-22     8148           112.50     10-26      8178           768.00    10-27      8219*        600.00
10-21     8149         3,490.00     10-25      8179            25.00    10-26      8220         321.85
10-27     8150         4,686.00     10-26      8181*          605.44    10-13     55913*      9,780.88
10-26     8154*       29,484.94

            * DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE           BALANCE          DATE       BALANCE          DATE       BALANCE
10-01        259,639.72         10-13     146,083.13        10-22    205,806.31
10-04        202,820.82         10-14     148,815.37        10-25    190,799.64
10-05        173,812.62         10-15      89,074.06        10-26     96,682.76
10-06        170,069.73         10-18     340,920.89        10-27     69,761.96
10-07        332,089.30         10-19     276,493.27        10-28     66,479.65
10-08        122,981.49         10-20     402,866.43        10-29    116,236.65
10-12        184,726.48         10-21     124,251.09

                                    127.58
--------------------------------------------------------------------------------

Notice: See reverse side for important information.

OUTSTANDING CHECK LIST:

                       CK #           Amount
                       8318         $   104.20
                       8317         $   127.58
                       8076         $ 2,260.68
                       8132         $ 8,741.22
                       8151         $   746.21
                       8152         $    64.63
                       8153         $ 3,707.42
                       8164         $ 3,225.00
                       8169         $    90.00
                       8171         $   695.00
                       8172         $   793.75
                       8180         $   183.00
                       8191         $     9.00
                       8192         $   214.66
                       8195         $   190.00
                       8198         $    66.00
                       8206         $   474.00
                       8210         $   473.00
                       8221         $ 3,814.41
                       8222         $   103.88
                       8223         $ 7,199.71
                       8224         $   818.00
                       8225         $   203.13
                       8226         $    64.95
                       8227         $   148.20
                       8228         $   295.75
                       8229         $11,118.00
                       8230         $    41.14
                       8231         $   900.00
                       8232         $ 3,667.65
                       8233         $ 1,800.00
                       8234         $   110.96
                       8235         $   340.99
                       8236         $ 2,913.99

Total Open Amount                   $55,706.11
Balance per Books                    60,530.55
Books plus Open                     116,236.66
================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                      MELLON OPERATING BANK RECONCILIATION
================================================================================

Balance per bank 10/31/99                                           $101,432.10

Less o/s checks                                                     $(79,530.66)
                                                                    -----------
Book balance 9/30/99                                                $ 21,901.44
                                                                    -----------
Difference                                                                 0.00
                                                                    ===========

[LOGO] MELLON BANK
       Business Checking

       MELLON BANK NA
       WESTERN REGION
       CRAFTON-INGRAM SHOPPING CTR
       800-527-1800

            UNITEL MOBILE VIDEO A DIV OF        100
            UNITEL VIDEO INC                    95
            4100 STEUBENVILLE PIKE
            PITTSBURGH PA 15205-9643

                                                              PAGE: 1
                                                    ACCOUNT NUMBER: 038-5545
                                                    STATEMENT FROM: SEP 30, 1999
                                                                TO: OCT 29, 1999
     0                                                                   BZ  133

================================================================================
Account Summary
================================================================================
ACTIVITY                      ITEMS   DOLLAR SUBTOTALS        DOLLAR TOTALS
--------------------------------------------------------------------------------

OPENING BALANCE                                                410,099.49

    DEPOSITS                    0               .00
    WIRE TRANSFER CREDITS       4        280,202.00
    OTHER CREDITS               0               .00
TOTAL CREDITS                   4                              280,202.00

    CHECKS PAID               133        253,794.89
    WIRE TRANSFER DEBITS        1        335,000.00
    SERVICE CHARGES             1             24.00
    OTHER DEBITS                1             50.50
TOTAL DEBITS                  140                              588,869.39

CLOSING BALANCE                                                101,432.10

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS
----------------------------------------------------------------------------------------------------
09-30  CLOSING BALANCE PREVIOUS STATEMENT ..............................................  410,099.49

10-01  WIRE TRANSFER DEBIT                               335,000.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           10,612.70
       WIRE XFER SERVICE 1 ITEM(S)                             2.50
                                 DAILY BALANCE ......................  64,484.29

10-04  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           24,170.57
                                 DAILY BALANCE ......................  40,313.72

10-05  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            7,400.14
                                 DAILY BALANCE ......................  32,913.58

10-06  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            1,155.10
                                 DAILY BALANCE ......................  31,758.48

10-07  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           10,506.41
                                 DAILY BALANCE ......................  21,252.07

10-08  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           14,577.62
                                 DAILY BALANCE ......................   6,674.45

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 2
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: OCT 29, 1999

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS
----------------------------------------------------------------------------------------------------
10-12  WIRE TRANSFER CREDIT ............................................................   55,941.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           12,761.30
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  49,842.15

10-13  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            7,998.27
                                 DAILY BALANCE ......................  41,843.88

10-14  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           16,077.72
                                 DAILY BALANCE ......................  25,766.16

10-15  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            7,767.44
                                 DAILY BALANCE ......................  17,998.72

10-18  WIRE TRANSFER CREDIT ............................................................   98,000.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           17,189.59
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  98,797.13

10-19  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            6,207.95
                                 DAILY BALANCE ......................  92,589.18

10-20  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           10,192.55
                                 DAILY BALANCE ......................  82,396.63

10-21  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            7,942.56
                                 DAILY BALANCE ......................  74,454.07

10-22  WIRE TRANSFER CREDIT ............................................................   57,550.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           19,746.19
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ...................... 112,245.88

10-25  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            9,246.26
                                 DAILY BALANCE ...................... 102,999.62

10-26  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           27,610.30
                                 DAILY BALANCE ......................  75,389.32

10-27  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            4,859.30
                                 DAILY BALANCE ......................  70,530.02

10-28  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           17,566.53
                                 DAILY BALANCE ......................  52,963.49

10-29  WIRE TRANSFER CREDIT ............................................................   68,711.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           20,206.39
       SERVICE CHARGE                                         24.00
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ...................... 101,432.10

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 3
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: OCT 29, 1999

================================================================================
Service Charge Detail
================================================================================
SERVICE DESCRIPTION                                                       CHARGE
--------------------------------------------------------------------------------

CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II ......................................................  24.00

TOTAL SERVICE CHARGES ...................................................  24.00

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
  40987         797.50   10-25     100746289     41114           895.79   10-18   100402755
  41025*      2,000.00   10-08     300502446     41115           350.00   10-18   600182244
  41037*      5,100.00   10-08     300502447     41116           299.82   10-15   500534767
  41049*        232.00   10-05     300196866     41117        10,000.00   10-12   300806886
  41051*      4,919.04   10-04     700562495     41118            45.47   10-19   300703755
  41057*      2,519.45   10-04     100640454     41119           124.00   10-14   200662703
  41058       6,000.00   10-01     800867618     41120         1,695.75   10-15   700672368
  41062*      1,500.00   10-05     400490480     41121         3,825.40   10-13   400688162
  41063       5,000.00   10-04     100615273     41122           600.00   10-18   400359022
  41069*        578.50   10-05     300202616     41123         1,600.00   10-22   500795274
  41070         270.00   10-04     500181926     41124         3,790.48   10-19   100763756
  41073*        222.94   10-08     300289458     41125           120.24   10-25   700075455
  41074         500.92   10-05     300181424     41126           937.44   10-15   100057948
  41075         649.49   10-08     200791332     41127        13,665.00   10-14   200841588
  41076       4,419.50   10-01     100405245     41129*          637.00   10-19   100789177
  41077         921.17   10-05     300217115     41130           479.74   10-15   100896599
  41078       1,600.00   10-19     800355242     41131            57.37   10-22   500761044
  41080*         26.85   10-05     800689256     41132            38.76   10-25   100747636
  41081         180.00   10-04     300743507     41133            78.87   10-25   100754723
  41082          90.00   10-04     100784363     41134           326.32   10-21   600705462
  41083       1,650.00   10-04     100603685     41135         2,375.00   10-22   500756007
  41085*        619.36   10-06     300654045     41137*          672.00   10-21   600737548
  41086         193.20   10-01     600220598     41138           249.14   10-25   100768024
  41088*        337.08   10-04     200060561     41139         8,860.00   10-18   700308138
  41090*      3,640.70   10-05     300268750     41141*          272.00   10-22   500758402
  41091         347.21   10-08     300502079     41142           580.85   10-28   200782828
  41092         700.00   10-25     700073664     41143           595.00   10-25   700067241
  41093         900.00   10-07     300022759     41144           110.50   10-22   400058853
  41094       9,205.00   10-04     500492487     41145        14,000.00   10-22   500757160
  41095         871.50   10-12     800666406     41146           171.58   10-25   700061131
  41096         535.74   10-06     600007131     41148*        2,984.35   10-26   600416921
  41097         581.00   10-12     800666405     41149           288.87   10-25   200061237
  41098       1,500.00   10-21     200582637     41150           317.17   10-25   200061236
  41099       4,257.98   10-08     400271517     41151            39.46   10-25   100745583
  41100       2,000.00   10-08     500513998     41152         1,321.62   10-21   100419628
  41101          27.75   10-20     700538570     41153           520.00   10-26   600588041
  41102       9,606.41   10-07     300013941     41154         4,354.69   10-15   200033303
  41103          76.00   10-20     700447586     41155           120.30   10-21   400819697
  41104         270.00   10-13     400752302     41156             3.07   10-22   800696592
  41105       1,200.00   10-12     500688832     41157        10,000.00   10-20   400643023
  41106         108.80   10-12     300461190     41158           582.32   10-21   700724701
  41107          68.40   10-26     500280445     41159            14.22   10-22   100531366
  41108       3,063.63   10-13     800253432     41160         4,395.00   10-27   200651928
  41109       5,489.15   10-18     300109415     41161            55.08   10-25   700075679
  41110         494.24   10-13     800408483     41162           152.89   10-22   400038681
  41111         345.00   10-13     300752098     41163           135.00   10-19   700355055
  41112       2,288.72   10-14     200814426     41164         2,098.16   10-25   100748132
  41113         994.65   10-18     800286680     41165           600.00   10-25   400185689

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 4
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: OCT 29, 1999

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
  41166           55.00  10-25     400328927
  41168*       1,260.00  10-25     700075514
  41169           88.80  10-20     200541050
  41170           67.01  10-28     100825077
  41171          116.45  10-28     200057088
  41172        3,420.00  10-21     100417177
  41173          350.00  10-26     600577955
  41174        1,161.14  10-22     500875173
  41175           80.25  10-25     800102363
  41177*       3,304.29  10-26     100283013
  41182*         434.87  10-28     100694849
  41185*         111.00  10-29     200290181
  41186        1,701.18  10-25     700234403
  41187           59.81  10-26     100286219
  41189*         119.89  10-29     700691527
  41190          900.00  10-26     700308961
  41193*         270.00  10-26     200518408
  41194          233.99  10-28     100597907
  41195        1,000.00  10-28     200855910
  41198*         541.45  10-26     600581164
  41199        1,680.00  10-26     400488382
  41201*       1,132.00  10-26     300505990
  41202        5,000.00  10-26     300458478
  41203        4,492.08  10-28     200789827
  41209*       1,076.28  10-28     300761096
  41210          800.00  10-26     500280021
  41211          402.30  10-27     300655792
  41213*       1,897.35  10-29     700729077
  41215*          47.50  10-29     200231589
  41218*         639.30  10-29     200174201
  41220*       8,046.27  10-29     400171875
  41221        8,372.61  10-29     700691518
  41222       10,000.00  10-26     600445687
  41224*          62.00  10-27     200611741
  41229*         484.47  10-29     400072158
  41233*       9,565.00  10-28     100810552
  41234          488.00  10-29     400072129

* INDICATES A BREAK IN THE LISTING OF CONSECUTIVE CHECK NUMBERS.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

Outstanding Checks:

                      CK#            Amount
                     39264         $ 2,105.00
                     39329         $   251.32
                     39654         $   105.60
                     40597         $ 1,199.70
                     41136         $   977.00
                     41140         $   827.67
                     41147         $    79.14
                     41128         $ 1,600.00
                     41167         $   230.00
                     41178         $   661.45
                     41179         $    69.70
                     41181         $    59.60
                     41188         $   413.60
                     41191         $ 1,915.16
                     41192         $   242.76
                     41196         $ 3,283.63
                     41206         $     9.74
                     41207         $    67.76
                     41208         $   110.81
                     41212         $   371.71
                     41214         $     3.50
                     41216         $   147.19
                     41217         $   317.17
                     41223         $     8.61
                     41197         $    55.00
                     41204         $   364.83
                     41205         $ 1,485.00
                     41225         $    81.00
                     41226         $   268.30
                     41227         $   261.20
                     41228         $   250.04
                     41230         $   747.05
                     41231         $ 2,283.64
                     41232         $ 1,971.60
                     41241         $   107.28
                     41242         $   595.00
                     41243         $ 8,860.00
                     41244         $ 1,200.00
                     41245         $ 1,500.17
                     41246         $ 1,024.65
                     41247         $   211.00
                     41248         $    22.86
                     41249         $14,840.00
                     41250         $ 1,025.50
                     41251         $   675.00
                     41252         $ 2,121.37
                     41253         $   135.00
                     41254         $   285.19
                     41255         $   150.00
                      4256         $   300.00
                     41257         $ 1,388.33
                     41258         $   200.00
                     41259         $   777.87
                     41260         $ 4,489.77
                     41261         $   128.55
                     41262         $   176.64
                     41263         $10,000.00
                     41264         $   136.00
                     41265         $ 1,000.00
                     41235         $   250.00
                     41236         $   904.50
                     41237         $ 1,225.00
                     41238         $ 1,050.00
                     41239         $ 1,925.50

Total Amount Open                  $79,530.66
Balance per Books                  [Illegible]
Books plus Open                    [Illegible]
================================================================================

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 1

                                                              9417-549227

                                                             STATEMENT DATE
                                                                10/29/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
      UNITEL VIDEO, INC                                 -----------------------
      POST 38 DIVISION PETTY CASH    CY
      555 WEST 57TH STREET                              -----------------------
      SUITE 1240                                           Please remit to:
      NEW YORK NY 10019                                       FLEET BANK
                                     0 ENCLOSED ITEMS        Cash Reserve
                                                             PO Box 150456
                                                       Hartford, CT. 06115-0456


                                     detach

===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING        BALANCE        CREDITS            OLDER DEBITS         PAID        & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9417-549227     1252.69          .00                1252.69            .00            .00                 .00
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-549227  COMMERCIAL CHECKING    PERIOD 10/01/99 THROUGH 10/29/99
BUSINESS BANKING CENTER ACCESS CODE 3149

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
          DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

          10-13    1,252.69                         TR TO 9415859803

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE           BALANCE          DATE       BALANCE          DATE       BALANCE
10-13            .00

--------------------------------------------------------------------------------

[LOGO] Mellon Bank
       Business Checking

       MELLON BANK NA
       WESTERN REGION
       CRAFTON-INGRAM SHOPPING CTR
       800-527-1800

            UNITEL VIDEO INC                    100
            4100 STEUVENVILLE PIKE              95
            PITTSBURGH PA 15205-9643

                                                              PAGE: 1
                                                    ACCOUNT NUMBER: 167-5894
                                                    STATEMENT FROM: SEP 30, 1999
                                                                TO: OCT 29, 199
     0                                                                    BZ  3

================================================================================
Account Summary
================================================================================
ACTIVITY                      ITEMS   DOLLAR SUBTOTALS        DOLLAR TOTALS
--------------------------------------------------------------------------------

OPENING BALANCE                                                    749.82

    DEPOSITS                    0               .00
    OTHER CREDITS               0               .00
TOTAL CREDITS                   0                                     .00

    CHECKS PAID                 3            749.82
    OTHER DEBITS                0               .00
TOTAL DEBITS                    3                                  749.82

CLOSING BALANCE                                                       .00

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS
----------------------------------------------------------------------------------------------------
09-30  CLOSING BALANCE PREVIOUS STATEMENT ............................                        749.82

10-14  CHECK(S) PAID (SEE CHECK DETAIL SECTION)               14.35
                                 DAILY BALANCE........................    735.47

10-18  CHECK(S) PAID (SEE CHECK DETAIL SECTION)              204.10
                                 DAILY BALANCE........................    531.37

10-26  CHECK(S) PAID (SEE CHECK DETAIL SECTION)              531.37
                               CLOSING BALANCE........................       .00

       ACCOUNT CLOSED AS REQUESTED

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
     10797          204.10   10-18     100616996
     10844*          14.35   10-14     200661002
     10871*         531.37   10-26     100283024

* INDICATES A BREAK IN THE LISTING OF CONSECUTIVE CHECK NUMBERS.

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO INC                                PAGE: 2
                                                    ACCOUNT NUMBER: 167-5894
                                                      STATEMENT TO: OCT 29, 1999

--------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                     PETTY CASH RECONCILIATION - PITTSBURGH
================================================================================

Petty Cash Reimbursements as of 10/27/99

REIMBURSEMENT         MK                             3110.931        $     2.00
                      Per Diem              3000.7240.0060           $(1,299.47)
                      Per Diem              3000.7240.0060           $(3,585.00)
                      Per Diem              3316069.7240.0060        $   350.00
                      Per Diem              3316082.7240.0060        $   580.00
                      Per Diem              3316039.7240.0060        $   290.00
                      Per Diem              3316057.7240.0060        $   520.00
                      Per Diem              3316070.7240.0060        $   250.00
                      Per Diem               316100.7240.0060        $   250.00
                      Per Diem               316023.7240.0060        $   140.00
                      Per Diem              3316074.7240.0060        $   710.00
                      Per Diem              3316076.7240.0060        $   495.00

Accountable log
                      Y Canby               3000.1510.0030           $  (500.00)
                      Move Accountable      3000.1510.0030           $15,281.53
                      G Levine              3000.1510.0030           $  (300.00)
                      B Murrell             3000.1510.0030           $  (760.75)
                      B Morse               3000.1510.0030           $(1,007.90)
                                            3000.1510.0030           $       --
                                            3000.1510.0030           $       --

                                            Levine                   $   269.52
                                            D Barry                  $   200.43
                                            B Murrell                $   150.75
                                            B Morse                  $ 1,007.90
                                            L Peggs                  $   105.60

                                                                     ----------
TOTAL REIMBURSEMENT                                                  $13,149.61

CASH ON HAND
              Cash                          $ 5,302.54
              Checkbook closed              $   531.37
              Due to PC                     $   (51.78)

              Total                                                  $  5,782.13

OUTSTANDING ACCOUNTABLE                                              $  6,068.26

                             Total to Balance                        $ 25,000.00
                                                                     $ 25,000.00
================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

======================================================================================================
                              OLD OUTSTANDING ACCOUNTABLE AS OF 10-27-99
======================================================================================================

NAME          JOB #       ISSUED    OUSTANDING      Exp         To PC    To Emp/Acct    New Oustanding
------------------------------------------------------------------------------------------------------
Barry        3316039      19-Oct     $  200.00   $ 200.43                   $ 0.43        $       --

Barry        Rolling      25-Oct     $  300.00                                            $   300.00

Cunningham   33160082     20-Oct     $1,000.00                                            $ 1,000.00

Cunningham   33160082     27-Oct     $1,000.00                                            $ 1,000.00

Dahlstrom    Rolling       2-Sep     $  500.00                                            $   500.00

Heck          316004      24-Sep     $  168.26                                            $   168.26

Heck         3160/0       21-Oct     $   50.00                                            $    50.00

Heck         3316069      15-Oct     $   75.00                                            $    75.00

Jones         316076      20-Oct     $   25.00                                            $    25.00

Jones         316100      19-Oct     $  400.00                                            $   400.00

McCourt      3316057      20-Oct     $  550.00                                            $   550.00

Peggs         316022       8-Oct     $  200.00   $ 105.60     $ 94.40                     $       --

Will, Jim    3316082      20-Oct     $1,000.00                                            $ 1,000.00

Will, Jim    3316082      22-Oct     $1,000.00                                            $ 1,000.00
------------------------------------------------------------------------------------------------------
TOTAL                                $6,468.26   $ 306.03     $ 94.40       $ 0.43        $ 6,068.26
======================================================================================================

UNITEL VIDEO, INC.        OCTOBER '99 OPERATING REPORT        PREPARED 12-13-99

================================================================================
                 PETTY CASH RECONCILIATION - BURBANK
================================================================================

(Reconciliation as of 10-25-99)
Reimbursement
         Page 1              Checks              $   974.13

         Page 2              Cash                $   330.62

         Page 3              Per Diem            $ 1,185.00

         Adjustment          3300.9435           $     1.55
         Adjustment          3300.9435           $    54.09
         Total                                                       $ 2,545.39

         Expense reports                                             $ 4,082.27

Total Reimbursement                                                  $ 6,827.66

         Cash on Hand
                             Cash                $   758.16

                             Checkbook           $    59.78

                             Due to PC           $12,404.40
                                                                     $13,222.34

Outstanding Accountable (see below)                                  $ 5,160.00

                             Total to Balance                        $25,000.00
                             Account                                 $25,000.00
                             Variance                                $       --

Outstanding Accountable:

         Name                JOB #               Date Issued           Amount

         Finney              Accountable            1-Sep            $   100.00
         Geren               Accountable            1-Sep            $   300.00
                             Accountable           22-Oct            $   100.00
         Gray                Accountable            1-Sep            $   200.00
         Hayes               Accountable            1-Sep            $ 1,000.00
         Kendall             Accountable           22-Oct            $ 1,500.00
         Kubit               Accountable            1-Sep            $   100.00
                             Acct 316072           11-Oct            $   500.00
                             Acct 316073           11-Oct            $   500.00
         Kay Martz           Accountable            1-Sep            $    50.00
         Nicholson           Accountable            1-Sep            $   200.00
         Hugh Healy          Acct 316102           22-Oct            $   350.00
         Brian Crispin       Accountable            1-Sep            $   250.00

         Total                                                       $ 5,150.00
================================================================================

================================================================================
Checking 25                                                             PNCBANK
PNC Bank

                                                            Primary account number: 10-0959-6087

           For the period 10/26/1999 to 11/18/1999          Page 1 of 2
                                                            Number of enclosures: 0

           UNITEL MOBILE VIDEO                              [GRAPHIC]  For 24-hour customer service or
           ATTN GLEN M LEVINE                                          current rates: Call 1-877-BUS-BNKG
           4100 STEUBENVILLE PIKE
           PITTSBURGH PA 15205-9643                         [GRAPHIC]  Write to: Customer Service
                                                                       PO Box 609
                                                                       Pittsburgh, PA 15230-9738

                                                            [GRAPHIC]  Watch for our new E-mail address
                                                                       visit us at www.pncbank.com

                                                            [GRAPHIC]  TDD terminal: 1-800-531-1648
                                                                       For hearing impaired clients only

================================================================================
! TO CELEBRATE THE NEW YEAR, EACH PNC BANK NORMALLY OPEN ON SATURDAYS WILL BE OPEN ON STAURDAY, JANUARY 1, 2000. OUR SUPERMARKET BRANCHES WILL BE OPEN DURING THE NEW YEAR'S WEEKEND. OTHER BUSINESS BANKING OPTIONS INCLUDE WWW.PNCBANK.COM, 1-888-PNC-BANK, AND 2,800 CONVENIENTLY LOCATED ATMS.
================================================================================
Checking 25 Summary                                  Unitel Mobile Video

Account number: 10-0959-6087   Tax ID number: 23-1713238
                               Account Link (R) number: 0231713238
--------------------------------------------------------------------------------
Balance Summary

                 Beginning     Deposits and  Checks and other             Ending
                   balance  other additions        deductions            balance

                    0.00          35,915.00         10,905.68          25,009.32

                                               Average ledger  Average collected
                                                      balance            balance
                                                    17,338.79          15,291.33

--------------------------------------------------------------------------------

Deposits and Other Additions                         Checks and Other Deductions

Description                    Items        Amount   Description                        Items          Amount
Deposits                           5     35,915.00   ATM  Withdrawals and Deductions       27        10,905.68

Total                              5     35,915.00   Total                                 27        10,905.68

--------------------------------------------------------------------------------
Daily Balance

Date      Ledger balance     Date     Ledger balance     Date    Ledger balance

10/26           5,000.00     11/10         26,206.21     11/17         27,151.60
10/28           9,220.00     11/12         25,959.81     11/18         25,009.32
11/04          19,831.61     11/15         21,581.61
11/08          18,547.71     11/16         21,134.83

--------------------------------------------------------------------------------
Activity Detail
--------------------------------------------------------------------------------
Deposits and Other Additions
--------------------------------------------------------------------------------
Deposits

Date                                       Transaction                Reference
posted                          Amount     description                   number

10/[ILLEGIBLE]   Book Bal     5,000.00      Deposit                   003398433
                              ========                                =========
10/28       Recorded 11/99    4,220.00      Deposit                   003113074
11/04                        11,756.00      Deposit                   003733620
11/10                         7,989.00      Deposit                   003000319
11/17                         6,950.00      Deposit                   003441846

================================================================================
Checking 25                                                             PNCBANK

[GRAPHIC] For 24-hour customer service or         For the period 10/26/1999 to 11/18/1999
          current rates: Call 1-877-BUS-BNKG      UNITEL MOBILE VIDEO
                                                  Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued      Page 2 of 2

--------------------------------------------------------------------------------
Checks and Other Deductions
--------------------------------------------------------------------------------
ATM Withdrawals and Deductions

Date                    Transaction                                                         Reference
posted        Amount    description                                                            number
11/04         808.75    Check Card Purchase Fujinon Inc. Wayne NJ                        860088188817
11/04         303.08    Check Card Purchase Black Goose Grill Darien Ct                  860088188817
11/04          32.56    Check Card Purchase Black Goose Grill Darien Ct                  860088188817
11/08         748.67    Check Card Purchase Days Inns New York NY                        860083212497
11/08         246.56    Check Card Purchase Sony Bus & Prof Group 408-9554961 Ca         860088188817
11/08         121.50    Check Card Purchase Marriott Hotels Stamfo Stamford Ct           860088188817
11/08         114.74    Check Card Purchase Hertz Rent-A-Car Flushing NY                 860088188817
11/08          52.43    Check Card Purchase Sisters Floral Desi 412-928-98 PA            860088188817
11/10         330.50    Check Card Purchase USAir Pittsburgh                             860088188817
11/12         118.00    Check Card Purchase Tri State Video 724-8981630 PA               860088188817
11/12          79.80    Check Card Purchasr Esp Catalog 914-3713400 NY                   860088188817
11/12          18.00    Check Card Purchase Omni Inner Harbor Baltimore MD               860014698418
11/12          16.35    Check Card Purchase Charlie Brown's Parkin Coraopolis PA         860014698418
11/12          14.25    Check Card Purchase Mobil Baltimor MD                            860014698418
11/15       2,420.00    Check Card Purchase Accom 650-3283818 Ca                         860088188817
11/15         881.90    Check Card Purchase Hilton Hotels Uinversl Ci Ca                 860001138105
11/15         820.80    Check Card Purchase Hilton Hotels Uinversl Ci Ca                 860014849599
11/15         174.50    Check Card Purchase SOUTHWESTAIR5262799443 Tkt-By-Mail Tx        860088188817
11/15          68.00    Check Card Purchase Pgh Intl Airport Pittsburgh PA               860055457773
11/15          13.00    Check Card Purchase Unocal 76 La Canada Ca                       860088188817
11/16         231.53    Check Card Purchase Hilton Hotels Burbank Burbank Ca             860088188817
11/16         177.86    Check Card Purchase Marriott Hotels Marina Marina Del Ca         860088188817
11/16          37.39    Check Card Purchase Harbor House - Mdr Marina Del Ca             860088188817
11/17         570.98    Check Card Purchase Park Central Hotel New York NY               860083212497
11/17         362.25    Check Card Purchase Ramtronix Inc Deer Park NY                   860088188817
11/18       1,598.88    Check Card Purchase Photo Accessory Hauppauge NY                 860088188817
11/18         548.40    Check Card Purchase Sunset Stn Hotel Fd Henderson Nv             860001138105

--------------------------------------------------------------------------------
THE HOLIDAYS ARE HERE... AND THAT MEANS SHOPPING FOR GIFTS FOR THE SPECIAL PEOPLE WHO HELP YOUR BUSINESS GROW AND PROSPER. USE YOUR PNC BANK BUSINESS CHECK CARD TO PLACE BOTH TELEPHONE AND INTERNET SHOPPING ORDERS FROM YOUR FAVORITE CATALOGS FOR YOUR FAVORITE PEOPLE. IT'S EASY, CONVENIENT, AND THERE ARE NO FEES FOR PURCHASES YOU MAKE WITH YOUR PNC BANK BUSINESS CHECK CARD.

                               Unitel Video, Inc.                Page -        1
                                 Month To Date                   Date - 12/13/99
                         Consolidating Income Statement
                                   By Company
                            1 Months Ending 10/31/99

                                  Consolidated     Corporate   Unitel          Unitel    Mobile       Los Angeles
                                                               Studios         Post
                                  ------------     ---------   ---------       ------    ---------    -----------
Sales
----------------------------
                                  ------------     ---------   ---------       ------    ---------    -----------
  Studio Production                   919,221                  919,221

Sales Mobile Production
  Purple Odyssey
  Green/Startruck
  Blue                                 14,761                                               14,761
  Orange/Performer                      9,119-                                               9,119-
  Tan/Corona                              180-                                                 180-
  Red                                 254,359                                              254,359
  Gold                                310,741                                              310,741
  Black                               126,140                                              126,140
  BT 1                                131,643                                              131,643
  BT 2                                 91,793                                               91,793
  LT 2                                 32,728                                               32,728
  Silver                              242,922                                              242,922
                                  ------------     ---------   ---------       ------    ---------    -----------
    Sales Mobile Productio          1,195,787                                            1,195,787

Sales Other
  Rental Facility Package
  Rental Facility Sub Cont
  Airpack
  Mobile Other                          9,428                                                9,428
                                  ------------     ---------   ---------       ------    ---------    -----------
    Sales Other                         9,428                                                9,428

  P/P Special Effects
  Sales P/P Other
                                  ------------     ---------   ---------       ------    ---------    -----------
    Post Prodcution                     3,992-                                  3,992-

                                  ------------     ---------   ---------       ------    ---------    -----------
    Duplication

                                  ------------     ---------   ---------       ------    ---------    -----------
    Sales Telecine

                                  ------------     ---------   ---------       ------    ---------    -----------
    Sales Comp Graphics

Sales Interactive
  Sales Interactive
                                  ------------     ---------   ---------       ------    ---------    -----------
    Sales Interactive

                                  ------------     ---------   ---------       ------    ---------    -----------
    Sale Sound

                                  ------------     ---------   ---------       ------    ---------    -----------
    Service Bureau Sales

                                  ------------     ---------   ---------       ------    ---------    -----------

                               Unitel Video, Inc.                Page -        2
                                 Month To Date                   Date - 12/13/99
                         Consolidating Income Statement
                                   By Company
                            1 Months Ending 10/31/99

                                  Consolidated      Corporate   Unitel          Unitel     Mobile       Los Angeles
                                                               Studios         Post
                                  ------------     ---------   -------         ------     ---------    -----------

    Flame Sales

  Misc Income
                                  ------------     ---------   -------         ------     ---------    -----------
    Outside Services

                                  ------------     ---------   -------         ------     ---------    -----------
    Outside Services

  Miscellaneous Income
  Miscellaneous Income
                                  ------------     ---------   -------         ------     ---------    -----------
    Outside Services                    13,857                  13,857
                                  ------------     ---------   -------         ------     ---------    -----------
  Sales                              2,134,301                 933,079          3,992-    1,205,215

Cost of Sales
--------------------------
Studio Production Exp
--------------------------
  Travel & Entertainment
  Travel & Entertainment                 2,644                   2,644
  Equipment Expenses
  Equipment Expenses                    34,721                  34,721
  Operating Expenses
  Operating Expenses                    20,964                  20,964
  Payroll & Related Expens
  Payroll & Related Expens             171,973                 171,973
                                  ------------     ---------   -------         ------     ---------    -----------
    Studio Production Exp              230,302                 230,302

Mobile Production Exp
--------------------------
  Mobile Rental Expenses                18,146                                               18,146
  Rent Facility Pkg
  Rent Facility Subcon

  Mobile Repair Expenses                 1,161                                                1,161
  Mobile Travel Expenses                63,660                                               63,660
  Mobile Unit Expenses                  43,565                                               43,565
  Mobile Payroll Expenses              183,331                                              183,331
  Mobile Elec Parts                     95,630                                               95,630
                                  ------------     ---------   -------         ------     ---------    -----------
    Mobile Production Exp              405,495                                              405,495

Post Production Exp                      2,034                                                            2,034
--------------------------
  Operating Expenses                    23,144                                 23,144
  Payroll & Related Expens
  T & E Exp
                                  ------------     ---------   -------         ------     ---------    -----------
    Post Production Exp                 25,178                                 23,144                     2,034

Duplication Expenses
--------------------------

                               Unitel Video, Inc.                Page -        3
                                 Month To Date                   Date - 12/13/99
                         Consolidating Income Statement
                                   By Company
                            1 Months Ending 10/31/99

                                 Consolidated      Corporate   Unitel      Unitel     Mobile       Los Angeles
                                                               Studios     Post
                                 ------------      ---------   -------     ------     ---------    -----------
  Videotape Expense                     1,453                                             1,453
  Payroll & Related Expens
  Operating Expenses
  T & E Expenses
                                 ------------      ---------   -------     ------     ---------    -----------
    Duplication Expenses                1,453                                             1,453

                                 ------------      ---------   -------     ------     ---------    -----------
    Telecine Expenses

Comp Graphics Exp
--------------------------
  Operations Expenses
  Payroll & Related Expens
                                 ------------      ---------   -------     ------     ---------    -----------
    Comp Graphics Exp

Interactive Expenses
--------------------------
  Operations Expenses
  Payroll & Related Expens
                                 ------------      ---------   -------     ------     ---------    -----------
    Interactive Expenses

Sound Expense
--------------------------
  Operations Expense
  Payroll & Related Expens
                                 ------------      ---------   -------     ------     ---------    -----------
    Sound Expense

Service Bureau Expense
--------------------------
  Operating Expenses
  Payroll & Related Expens
                                 ------------      ---------   -------     ------     ---------    -----------
    Service Bureau Expense
                                 ------------      ---------   -------     ------     ---------    -----------
  Operations & Admin Exp               44,912                                 375        44,538

                                 ------------      ---------   -------     ------     ---------    -----------
  Flame Expense

Library Expenses
--------------------------
  Operation Expenses
  Payroll & Related Expens                640                                 640
  Alloc. Library Expense
                                 ------------      ---------   -------     ------     ---------    -----------
    Library Expenses                      640                                 640

Tech Maintenance Exp
--------------------------
  Operating Expenses                       27                                                27

                               Unitel Video, Inc.                Page -        4
                                 Month To Date                   Date - 12/13/99
                         Consolidating Income Statement
                                   By Company
                            1 Months Ending 10/31/99

                                 Consolidated      Corporate   Unitel      Unitel     Mobile       Los Angeles
                                                               Studios     Post
                                 ------------      ---------   -------     ------     ---------    -----------
  Payroll & Related Expens             58,446                   29,549      8,731        20,167
  Alloc. Tech Maint Exp
                                 ------------      ---------   -------     ------     ---------    -----------
    Tech Maintenance Exp               58,473                   29,549      8,731        20,193

Occupancy Expenses                    129,874                                                          129,874
--------------------------
  Maintenance Exp                      74,892                   71,748      1,310         1,835
  Property Expense                    172,812                  106,673     42,440        23,700
  Utilities & Equip Exp                86,080                   68,758     13,726         3,596
  Payroll & Related Expens              9,208                    7,821                    1,387
  Alloc Occupancy Expense
                                 ------------      ---------   -------     ------     ---------    -----------
    Occupancy Expenses                472,867                  254,999     57,475        30,518        129,874
                                 ------------      ---------   -------     ------     ---------    -----------
  Cost of Sales                     1,239,319                  514,850     90,364       502,196        131,909

    Gross Profit                      894,983                  418,229     94,356-      703,019        131,909-

Operating Expenses
--------------------------
                                 ------------      ---------   -------     ------     ---------    -----------
    Selling Expenses                    7,681                    5,969        988           724

G & A Expenses                          1,262                                                            1,262
--------------------------
  Insurance Expenses                   10,216        10,216
  G&A Office Expenses                   4,300                      447                    3,853
  Payroll & Related Exp               124,647         87,604    11,055      5,475        20,514
  Corporate Expenses                  341,503        334,142     1,091        361         5,909
  G&A Other Expenses                   49,138         21,502     3,010      3,014        21,613
  Allocated GSA
                                 ------------      ---------   -------     ------     ---------    -----------
    G & A Expenses                    531,066        453,463    15,602      8,850        51,889          1,262

Gain on Sale Equipment
--------------------------
  Building
  Equipment
                                 ------------      ---------   -------     ------     ---------    -----------
    Gain on Sale Equipment
                                 ------------      ---------   -------     ------     ---------    -----------
  Operating Expenses                  538,747        453,463    21,572      9,838        52,613          1,262

  EBITD                               356,236        453,463-  396,657    104,194-      650,406        133,170-

Depr., Int. & Affiliate
--------------------------
                                 ------------      ---------   -------     ------     ---------    -----------
  Depreciation Expenses               416,852          3,721   121,798                  291,332

                                 ------------      ---------   -------     ------     ---------    -----------
  Amort. of Goodwill                   11,500                                            11,500

                               Unitel Video, Inc.                Page -        5
                                 Month To Date                   Date - 12/13/99
                         Consolidating Income Statement
                                   By Company
                            1 Months Ending 10/31/99

                                 Consolidated     Corporate   Unitel     Unitel      Mobile       Los Angeles
                                                              Studios    Post
                                 ------------     ---------   -------    -------     ---------    -----------

Merger Agmt. Costs
---------------------
  Other Income
                                 ------------     ---------   -------    -------     ---------    -----------
    Interest Expenses                 283,060       283,060

Other Income
---------------------
  Other Income
  Equity in R2
  Profit From 601 Design
                                 ------------     ---------   -------    -------     ---------    -----------
    Other Income
                                 ------------     ---------   -------    -------     ---------    -----------
  Depr., Int. & Affiliate             711,412       286,781   121,798                  302,832

    Pre Tax Income                    355,176-      740,244-  274,859    104,194-      347,574        133,170-

                                 ------------     ---------   -------    -------     ---------    -----------
  Income  Taxes
                                 ------------     ---------   -------    -------     ---------    -----------
    Net Income                        355,176-      740,244-  274,859    104,194-      347,574        133,170-

                               Unitel Video, Inc.                Page -        1
                         Consolidating Balance Statement         Date - 12/13/99
                                    All Co.s
                                As of - 10/31/99

                                 Consolidated    Corporate    Unitel       Unitel       Mobile        Los Angeles
                                                              Studios      Post
                                 ------------    ----------   ----------   ----------   ----------    -----------
Assets
------------------------------
  Current Assets
    Cash                              138,050        61,148                                 76,901
    Accounts Receivable Trad          983,121           896      121,924      237,950      609,362        12,989
    Accounts Receivable Trad        2,641,556                    910,987                 1,730,569
    Reserve For Bad Debts             210,123-                    24,716-      66,399-     109,008-       10,000-
    Miscellaneous Receivable          112,189                     92,369                    19,821
    Intercompany Receivables                     45,528,637   12,111,035-   4,374,743-  15,678,458-   13,364,400-
    Prepaid Corporate Tax             171,523       171,523
    Prepaid Expenses                   37,604                     37,604
    Deferred Tax Asset                312,000       312,000
                                 ------------    ----------   ----------   ----------   ----------    -----------
     Current Assets                 4,185,920    46,074,204   10,972,867-   4,203,193-  13,350,813-   13,361,411-

Net Property & Equipment
  Property & Equipment
    Lard, Bldgs & Improvemen       24,092,394        70,423   16,566,275      800,736      406,671     6,248,291
    Video Equipment                67,312,252                  8,170,043   10,636,580   42,417,159     6,088,470
    Transportation Equipment            5,882                      5,882
    Furniture & Office Equip        1,283,195       176,974      139,606      365,264      461,517       139,835
                                 ------------    ----------   ----------   ----------   ----------    -----------
     Property & Equipment          92,693,723       247,397   24,881,805   11,802,579   43,285,347    12,476,596

  Accumulated Depreciation
    Acc Dep Bldgs & Improv          5,600,038-       54,632-   4,240,328-     433,785-     381,567-      489,726-
    Acc Dep Video Equipment        45,517,845-                 6,480,195-   7,216,438-  29,126,368-    2,694,844-
    Acc Dep Transportation E            5,229-                     5,229-
    Acc Dep Furniture & Off           934,439-      115,060-     134,666-     276,730-     303,106-      104,877-
                                 ------------    ----------   ----------   ----------   ----------    -----------
     Accumulated Depreciati        52,057,551-      169,691-  10,860,418-   7,926,953-  29,811,041-    3,289,447-
                                 ------------    ----------   ----------   ----------   ----------    -----------
    Net Property & Equipmen        40,636,172        77,706   14,021,387    3,875,626   13,474,306     9,187,148

                                 ------------    ----------   ----------   ----------   ----------    -----------
    Deferred Tax Asset              2,157,058     2,157,058

    Invest/Advance To Affil
                                 ------------    ----------   ----------   ----------   ----------    -----------
    Other Assets                    1,955,546     1,062,840      882,396                    10,310

                                 ------------    ----------   ----------   ----------   ----------    -----------
    Goodwill                        1,421,743                                            1,421,743
                                 ------------    ----------   ----------   ----------   ----------    -----------
  Assets                           50,356,439    49,371,807    3,930,916      327,567-   1,555,545     4,174,263

                               Unitel Video, Inc.                Page -        2
                         Consolidating Balance Statement         Date - 12/13/99
                                    All Co.s
                                As of - 10/31/99

                                 Consolidated    Corporate    Unitel        Unitel      Mobile       Los Angeles
                                                              Studios       Post
                                 ------------    ----------   ----------    ---------   ----------   -----------

Liabilities, Stockholders E
---------------------------
  Current Liabilities
    Accounts Payable                8,132,018     2,262,112    2,424,254      970,009    1,857,130       618,513
    Accrued Expenses                3,324,322     1,913,145    1,205,290       27,445        2,096       176,345
    Payroll & Related Expens          739,386       161,398       74,791      167,430      178,537       157,229
    Curr Maturs of LT Debt         17,734,404    17,734,404
                                 ------------    ----------   ----------    ---------   ----------   -----------
     Current Liabilities           29,930,129    22,071,060    3,704,335    1,164,884    2,037,763       952,087

  Long Tern Liabilities
    Long Term Debt                 20,917,457    20,917,457
    Deferred Gain on Sale-Bl
    Deferred Acquisition Cost
    Accrued Rent
    Acr Retirement Expense            917,276       917,276
    Interco Asset Offset
    Deferred Income Tax
                                 ------------    ----------   ----------    ---------   ----------   -----------
     Long Term Liabilities         21,834,734    21,834,734

Stockholders' Equity
    Earned Employee Benefit
    Common Stock                       26,755        26,755
    Additional Paid in Capit       27,286,352    27,286,352
    Treasury Stock                  7,645,089-    7,645,089-
    Retained Earnings              20,851,417-   12,783,536-     486,953-   1,221,133-   1,348,289-    5,011,506-
    YTD Income or Loss                225,025-    1,418,468-     713,535      271,319-     866,071       114,845-
                                 ------------    ----------   ----------    ---------   ----------   -----------
     Stockholders' Equity           1,408,424-    5,466,014      226,581    1,492,451-     482,218-    5,126,350-
                                 ------------    ----------   ----------    ---------   ----------   -----------
    Liabilities, Stockholder       50,356,439    49,371,807    3,930,916      327,567-   1,555,545     4,174,263-